UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2023

KONA GOLD BEVERAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56230	20-1915692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

746 North Drive, Suite A

Melbourne, Florida 32934
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (844) 714-2224

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On August 21, 2023, Kona Gold Beverages, Inc.’s (the “Company”) Audit Committee (the “Committee”) was notified by Weinberg & Company, P.A. (“Weinberg”) of its resignation as the Company’s independent registered public accounting firm. Weinberg had served as the Company’s independent registered public accounting firm since 2021.

Weinberg audit report on the Company’s consolidated financial statements as of December 31, 2022 and for each of the years in the two-year period ended December 31, 2021, contained no adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

The Company provided Weinberg with a copy of the disclosures the Company is making in this Current Report on Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Weinberg furnish a letter to the SEC stating whether or not it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. The Company will file an amendment to this Current Report on Form 8-K when it receives that letter and will file it as Exhibit 16.1 thereto.

Section 8 – Other Events

Item 8.01 Other Events.

On August 21, 2023, the Company filed its Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2023, which Report was not reviewed by the Company’s registered public accounting firm prior to its resignation. Although that Report meets the Alternative Reporting Standards of the OTC Markets Group Inc., it is deficient as a quarterly report filed under Section 13 of the Securities Exchange Act of 1934. None of the columns of the financial statements set forth therein was reviewed by the Company’s then-engaged registered public accounting firm. As of the date of this Current Report, the Company does not have a plan as to how it will remedy this deficiency; but, when so reviewed, the Company will file an amended Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2023	Kona Gold Beverage, Inc.

	By:	/s/ Robert Clark
	Name:	Robert Clark
	Title:	President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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